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                                                                   EXHIBIT 10.65



                    NONQUALIFIED STOCK OPTION GRANT AGREEMENT


GRANTED TO:                               James E. de Castro

DATE OF GRANT:                            April 9, 1999

GRANTED PURSUANT TO:                      1999 Chancellor Media Corporation
                                          Stock Option Plan

NUMBER OF UNDERLYING SHARES:              1,000,000 shares

EXERCISE PRICE:                           $46.63 per share

VESTING SCHEDULE:                         As described in Paragraph 4 below


         This Nonqualified Stock Option Grant Agreement (the "Agreement") is made and entered into as of April 9, 1999 (the "Date of Grant") between Chancellor Media Corporation, a Delaware corporation (the "Company"), and James
E. de Castro (the "Employee"). It is the intent of the Company and the Employee that the Option (as defined in Paragraph 1 below) will not qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended from time to time. Terms not defined herein shall have the meanings ascribed thereto in the Plan.

         1. Grant. The Employee is granted an option to purchase 1,000,000 shares (the "Option Shares") of the Common Stock of the Company (the "Option"). The Option is granted under the 1999 Chancellor Media Corporation Stock Option Plan, as it may be amended from time to time (the "Plan"), a copy of which is enclosed herewith, and is subject to the terms of the Plan and of this Agreement. The Option granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the Employee's services. The Employee acknowledges and understands that as of the Date of Grant the Plan has not been approved by the stockholders of the Company and, as provided in Paragraph 6, that the Option shall expire and no longer be exercisable if such stockholder approval is not obtained at the first annual stockholders meeting after the Date of Grant.

         2. Exercise Price. The Option's exercise price is $46.63 per share (the "Exercise Price").

         3. Term. The Option, unless sooner terminated or exercised in full, shall expire at 5:00 p.m., Dallas, Texas time, on the 10th anniversary of the Date of Grant, and, except as expressly contained in this Agreement, no portion of the Option may be exercised after such date.


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         4. Vesting and Exercisability.

                  (a) Except as otherwise provided in Paragraph 5, the Option Shares shall become "Vested Option Shares" with respect to 20% of the Option Shares on each anniversary of the Date of Grant, so that all of the Option Shares shall be vested and become Vested Option Shares by the fifth anniversary of the Date of Grant.

                  (b) Except as otherwise provided in Paragraph 6, the Option shall become exercisable to acquire Vested Option Shares at any time or from time to time after the first to occur of (i) a Change in Control (as defined in Paragraph 18) or (ii) the date on which the average Fair Market Value of the Common Stock, calculated on a daily basis (when added to any cash consideration attributable to any prior Capital Reorganization (as defined in Paragraph 17), equals or exceeds $100.00 per share (the "Exercisability Value") for a period of 30 consecutive days (excluding non-Business Days (as defined in Paragraph 18) for purposes of calculating the average Fair Market Value during such 30-day period) during the period from (and including) the Date of Grant through (and including) the fifth anniversary of the Date of Grant. Upon the completion of a Common Stock Reorganization (as defined in Paragraph 17), the Exercisability Value shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a dollar amount determined by multiplying the Exercisability Value in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization.

         5. Termination of Employment. Notwithstanding Paragraph 4:

                  (a) Upon the termination of the Employee's employment with the Company or any Subsidiary due to the Employee's death, the Option Shares shall become Vested Option Shares on the date of the Employee's Termination of Employment (as defined in Paragraph 18). If the Option has become exercisable on or before the date of the Employee's Termination of Employment, then the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on the tenth anniversary of the Date of Grant or the first anniversary of the date of the Employee's Termination of Employment, exercise the Option with respect to all or any part of the Vested Option Shares; provided, however, that in no event will the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution have less than 90 days after the date of the Employee's Termination of Employment to exercise the Option. If the Option has not become exercisable on or before the date of the Employee's Termination of Employment, then (i) the Option shall remain in full force and effect and (ii) if the Option becomes exercisable on or before the fifth anniversary of the Date of Grant, then the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution may exercise the Option with respect



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to all or any part of the Vested Option Shares until 5:00 p.m., Dallas, Texas time, on the first anniversary of the date on which the Option becomes exercisable.

                  (b) Upon the termination of the Employee's employment with the Company or any Subsidiary due to the Employee's Permanent Disability (as defined in Paragraph 18), the Option Shares shall become Vested Option Shares on the date of the Employee's Termination of Employment. If the Option has become exercisable on or before the date of the Employee's Termination of Employment, then the Employee or the Employee's legal representatives may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on the tenth anniversary of the Date of Grant or the first anniversary of the date of the Employee's Termination of Employment, exercise the Option with respect to all or any part of the Vested Option Shares; provided, however, that in no event will the Employee or the Employee's legal representatives have less than 90 days after the date of the Employee's Termination of Employment to exercise the Option. If the Option has not become exercisable on or before the date of the Employee's Termination of Employment, then (i) the Option shall remain in full force and effect and (ii) if the Option becomes exercisable on or before the fifth anniversary of the Date of Grant, then the Employee or the Employee's legal representatives may exercise the Option with respect to all or any part of the Vested Option Shares until 5:00 p.m., Dallas, Texas time, on the first anniversary of the date on which the Option becomes exercisable.

                  (c) Upon the termination of the Employee's employment with the Company or any Subsidiary due to the Employee's termination of employment for Cause (as defined in Paragraph 18) or the Employee's resignation for other than Good Reason (as defined in Paragraph 18), no additional Option Shares shall vest after the date of the Employee's Termination of Employment. If the Option has become exercisable on or before the date of the Employee's Termination of Employment, then the Employee may, until the earlier to occur of 5:00 p.m., Dallas, Texas time, on the tenth anniversary of the Date of Grant or the 90th day after the date of the Employee's Termination of Employment, exercise the Option with respect to all or any part of the Vested Option Shares; provided, however, that in no event will the Employee have less than 90 days after the date of the Employee's Termination of Employment to exercise the Option. If the Option has not become exercisable on or before the date of the Employee's Termination of Employment, then (i) the Option shall remain in full force and effect and (ii) if the Option becomes exercisable on or before the fifth anniversary of the Date of Grant, then the Employee may exercise the Option with respect to all or any part of the Vested Option Shares until 5:00 p.m., Dallas, Texas time, on the 90th day after the date on which the Option becomes exercisable.

                  (d) Upon the termination of the Employee's employment with the Company or any Subsidiary due to the Employee's termination of employment without Cause or the Employee's resignation for Good Reason, the Option Shares shall become Vested Option Shares on the date of the Employee's Termination of Employment. If the Option has become exercisable on or before the date of the Employee's Termination of Employment, then the Employee may, until the later to occur of 5:00 p.m., Dallas, Texas time, on the tenth anniversary of the Date of Grant or the 90th day after the date of the Employee's Termination of Employment, exercise the Option with respect to all or any part of the Vested Option Shares. If the Option has not become exercisable on or before the date of the Employee's Termination of Employment, then (i) the Option shall remain in full force and effect and (ii) if the Option becomes exercisable on or before the fifth anniversary of the Date of



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Grant, then the Employee may exercise the Option with respect to all or any part of the Vested Option Shares until 5:00 p.m., Dallas, Texas time, until the tenth anniversary of the Date of Grant.

                  (e) If, pursuant to Paragraph 6, the Option shall terminate earlier than provided for in this Paragraph 5, then the provisions of Paragraph 6 shall prevail.

         6. Termination of Option. Notwithstanding any provision of the Option to the contrary, the Option shall expire and no longer be exercisable (a) on April 9, 2004, if the Option Shares have not become exercisable by 5:00 p.m., Dallas, Texas time on such date, or (b) on the date of the first annual meeting of the holders of Common Stock after the Date of Grant if the Plan has not been approved by the requisite vote of the stockholders of the Company by 5:00 p.m., Dallas, Texas time on such date.

         7. Option Not Transferable. During the Employee's lifetime, the Option shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or other transfer and shall be exercisable only by the Employee. Upon the death of the Employee, (a) the Option shall be exercisable only by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution, and (b) the Option shall be exercisable as specified in this Agreement.

         8. Impact of Other Options. The Employee may exercise the exercisable portion of the Option regardless of whether any other stock option that the Employee has been granted by the Company remains unexercised. In no event may the Employee exercise the Option for a fraction of a share of Common Stock.

         9. Method of Exercise. Any exercise of the Option shall be in writing addressed to the Corporate Secretary of the Company at the principal business office of the Company, specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Agreement, the Company shall cause certificates for the shares of Common Stock so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Option's Exercise Price shall be paid by the Employee in cash or, if permitted by the Committee in its sole discretion at the time of exercise, in shares of Common Stock currently held by the Employee at the time of exercise, or by a combination of cash and such currently held shares. Any shares of Common Stock delivered in payment of the Exercise Price shall be valued at their then Fair Market Value.

         10. Taxes. By his acceptance of this Agreement, the Employee agrees to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company with respect to the issuance or disposition of the shares of Common Stock subject to the Option. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Employee. The Company may, in its discretion, hold the stock certificate or certificates to which the Employee is entitled upon the



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exercise of the Option as security for the payment of such withholding tax liability until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the Option (the "Tax Date"), except as set forth below, the Employee may elect to satisfy, in whole or in part, the Employee's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from shares of Common Stock issuable in the related exercise either a specified number of shares of Common Stock or shares of Common Stock having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering shares of Common Stock previously issued pursuant to the exercise of a stock option or other shares of Common Stock owned by the Employee, or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares of Common Stock or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including any limitations necessary to comply with
Section 16 of the Exchange Act.

         11. No Rights as a Stockholder. The Employee shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and the Employee receives such shares.

         12. Restrictive Legend. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares of Common Stock purchased pursuant to the exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

         13. Employee Certification. The Employee covenants and agrees with the Company that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act (as defined in Paragraph 18), which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to the Option, then the Employee shall execute and deliver a certificate to the Company indicating (a) that he is purchasing the shares for his own account and not with a view to the resale or distribution thereof, (b) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act and any rules and regulations thereunder and applicable state securities laws and regulations, but in claiming such exemption, the Employee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption, and (c) that the Employee agrees that the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.




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         14. Plan is Controlling. This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

         15. Not a Contract of Employment. This Agreement is not a contract of employment and the terms of the Employee's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Employee's employment, and it shall not impose any obligation on the Employee's part to remain in the employ of the Company.

         16. No Duty to Disclose. The Employee acknowledges and agrees that neither the Company, its stockholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Common Stock before or at the time of a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         17. Anti-Dilution Provisions.

                  (a) Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of the Option shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Paragraph 17.

                  (b) Common Stock Reorganization. If the Company shall after the date of issuance of the Option subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a lesser number of shares (any such event being called a "Common Stock Reorganization"), then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of the Option shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

                  (c) Capital Reorganization. If after the date of issuance of the Option there shall be any consolidation or merger to which the Company is a party (whether or not the Company is the surviving entity), other than a consolidation or a merger in which the Company is a continuing



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corporation and which does not result in any reclassification of, or change
(other than a Common Stock Reorganization or a change in par value), in, outstanding shares of Common Stock, or any sale, assignment, lease, exchange, conveyance or other transfer (in one transaction or series of related transactions) of the property of the Company as an entirety or substantially as an entirety or all or substantially all of the outstanding equity securities of the Company to any person or group of related persons for the purposes of
Section 13(d) of the Exchange Act (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Employee shall have the right to purchase, upon exercise of the Option, the kind and amount of shares of stock and other securities and property (including cash) which the Employee would have owned or have been entitled to receive after such Capital Reorganization if the Option had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Employee an agreement as to the Employee's rights in accordance with this Paragraph 17(c), providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 17(c). The provisions of this Paragraph 17(c) shall similarly apply to successive Capital Reorganizations.

         (d) Certain Other Events. If any event occurs after the date of issuance of the Option as to which the foregoing provisions of this Paragraph 17 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Committee, fairly protect the purchase rights of the Employee in accordance with the essential intent and principles of such provisions, then the Committee shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Committee, to protect such purchase rights as aforesaid.

         (e) Adjustment Rules. (i) Any adjustments pursuant to this Paragraph 17 shall be made successively whenever an event referred to herein shall occur.

                           (ii) If the Company shall set a record date to
determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Paragraph 17 in respect of such action.

                           (iii) Any other adjustments provided for in the Plan
shall also be applicable to the Option.

                           (iv) No adjustment in the amount of shares
purchasable upon exercise of the Option or in the Exercise Price shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.




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                           (v) No adjustment in the Exercise Price shall be made
hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

                  (f) Notice of Adjustment. The Company shall give the Employee reasonable notice of the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Paragraph 17. Such notice shall describe such event in reasonable detail and specify the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give reasonable notice to the Employee of such adjustment and computation promptly after such adjustment becomes determinable.

         18. Certain Defined Terms. The following terms, as used in this Agreement, have the following respective meanings:

                  (a) "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

                  (b) "Business Day" means (i) if any class of common stock of the Company is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of common stock is listed or admitted to trading is open for business or (ii) if no class of common stock of the Company is so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

                  (c) "Capital Reorganization" shall have the meaning set forth in Paragraph 17(c).

                  (d) "Cause" shall have the meaning set forth in Section 1 of the Employment Agreement.

                  (e) "Change in Control" shall have the meaning set forth in
Section 1 of the Employment Agreement.

                  (f) "Common Stock Reorganization" shall have the meaning set forth in Paragraph 17(b).

                  (g) "Employment Agreement" means that certain Amended and Restated Employment Agreement dated as of October 1, 1998, as it may be amended from time to time, by and between the Company and the Employee.

                  (h) "Exercisability Value" shall have the meaning set forth in Paragraph 4(b).

                  (i) "Good Reason" shall have the meaning set forth in Section 1 of the Employment Agreement.




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                  (j) "Permanent Disability" shall have the meaning set forth in
Section 1 of the Employment Agreement.

                  (k) "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.


                  (l) "Securities Act" shall mean the Securities Act of 1933 and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

                  (m) "Termination of Employment" shall have the meaning set forth in Section 1 of the Employment Agreement.



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                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date written below.

DATED:  May 18, 1999                    CHANCELLOR MEDIA CORPORATION


                                        By: /s/ THOMAS O. HICKS
                                           ---------------------------------
                                            Thomas O. Hicks
                                            Chief Executive Officer

ACCEPTED BY:


/s/ JAMES E. DE CASTRO
-----------------------------------
Signature of Employee

Name and Address of Optionee:

James E. de Castro
1025 Seneca Road
Wilmette, Illinois  60091



-----------------------------------
Optionee Taxpayer Identification Number






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